Property and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property and Equipment

Note 5. Property and Equipment

Property and equipment consists of the following (in thousands):

	December 31,
	2013	2014
Capitalized internal-use software	$11,104	$18,541
Furniture and fixtures	1,383	4,524
Hosting equipment	7,931	14,085
Computer equipment and software	1,680	4,310
Leasehold improvements	1,717	15,144
Construction in progress	341	3,546

Total	24,156	60,150
Less accumulated depreciation and amortization	(8,725)	(18,255)

Property and equipment, net	$15,431	$41,895

Depreciation expense was $6.1 million, $2.9 million, and $1.1 million for the years ended December 31, 2014, 2013, and 2012, respectively. We capitalized $10.5 million, $4.8 million, and $3.6 million in costs associated with internal-use software during the years ended December 31, 2014, 2013, and 2012, respectively. Included in the capitalized internal-use software costs are $2.5 million, $0.1 million, and $0.1 million in share-based compensation costs for the years ended December 31, 2014, 2013, and 2012, respectively. Amortization expense of capitalized internal-use software totaled $3.8 million, $2.3 million, and $1.4 million during the years ended December 31, 2014, 2013, and 2012, respectively. The carrying value of capitalized internal-use software at December 31, 2014 and 2013 was $13.6 million and $6.8 million, respectively, including $3.5 million and $0.3 million in construction in progress, respectively.